Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned, and any amendments thereto executed by the undersigned shall be filed on behalf of each of the undersigned without the necessity of filing any additional joint filing agreement. The undersigned acknowledge that each is responsible for the timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness or accuracy of the information concerning the others of the undersigned, except to the extent that it knows or has reason to believe that such information is inaccurate or incomplete. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated: July 13, 2020

CARRICK CAPITAL ASSOCIATES FUND, L.P.

By:	CARRICK MANAGEMENT PARTNERS, LLC
Its:	General Partner

By:	/s/ James C. Madden, V.
James C. Madden, V., Managing Member

CARRICK CAPITAL FOUNDERS FUND, L.P.

By:	CARRICK MANAGEMENT PARTNERS, LLC
Its:	General Partner

By:	/s/ James C. Madden, V.
James C. Madden, V., Managing Member

CARRICK CAPITAL PARTNERS, L.P.

By:	CARRICK MANAGEMENT PARTNERS, LLC
Its:	General Partner

By:	/s/ James C. Madden, V.
James C. Madden, V., Managing Member

CARRICK CAPITAL PARTNERS II CO-INVESTMENT FUND, L.P.

By:	CARRICK MANAGEMENT PARTNERS II, LLC
Its:	General Partner

By:	/s/ James C. Madden, V.
James C. Madden, V., Managing Member

CARRICK CAPITAL PARTNERS II CO-INVESTMENT FUND II, L.P.

By:	CARRICK MANAGEMENT PARTNERS II, LLC
Its:	General Partner

By:	/s/ James C. Madden, V.
James C. Madden, V., Managing Member

CARRICK MANAGEMENT PARTNERS, LLC

By:	/s/ James C. Madden, V.
James C. Madden, V., Managing Member

CARRICK MANAGEMENT PARTNERS II, LLC

By:	/s/ James C. Madden, V.
James C. Madden, V., Managing Member

/s/ James C. Madden, V.
James C. Madden, V.

/s/ Marc F. McMorris
Marc F. Morris